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                                                                    EXHIBIT 23.2





                          INDEPENDENT AUDITORS' CONSENT


                  We consent to the incorporation by reference in this Registration Statement of Salton, Inc. (the "Company") on Form S-8 of our report dated September 10, 2001, appearing in the Annual Report on Form 10-K of the Company for the year ended June 30, 2001, and to the reference to us under the heading "Experts" in such Registration Statement.




Chicago, Illinois
March 6, 2002